Exhibit 10.2
EXECUTION VERSION
FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of March 3, 2011 and is entered into by and among GRIFOLS, INC., a Delaware corporation (the “U.S. Borrower” or the “Borrower Representative”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity and including any successors, the “Administrative Agent”) acting with the consent of the Lenders, and is made with reference to that certain Credit and Guaranty Agreement dated as of November 23, 2010 (as amended, modified and/or supplemented through, but not including, the date hereof, the “Credit Agreement”) by and among the U.S. Borrower, the Foreign Borrower, the Lenders, the Administrative Agent and the Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.
RECITALS
     WHEREAS, the Loan Parties have requested that the Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and
     WHEREAS, subject to certain conditions, the Lenders are willing to agree to such amendment relating to the Credit Agreement.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I. AMENDMENTS TO THE CREDIT AGREEMENT
Subject to the conditions precedent set forth in Section II hereof:
     (a) The definition of “Commitment Termination Date” contained in Section 1.01 is hereby amended by deleting the reference to “March 6, 2011” set forth therein and replacing it with “June 30, 2011” in lieu thereof.
     (b) Section 2.12(c) of the Credit Agreement is hereby amended by:
(i) inserting the word “full” immediately before the term “Fiscal Quarter” contained in the first sentence thereof, (ii) deleting the first row of the amortization table set forth therein and (iii) replacing the reference to “FQ1 2011” in the paragraph immediately following the amortization table with a reference to “FQ2 2011”.
(c) Section 2.12(d) of the Credit Agreement is hereby amended by:
(i) inserting the word “full” immediately before the term “Fiscal Quarter” contained in the first sentence thereof, (ii) deleting the first row of the amortization table set forth therein and (iii) replacing the reference to “FQ1 2011” in the paragraph immediately following the amortization table with a reference to “FQ2 2011”.

SECTION II. CONDITIONS TO EFFECTIVENESS.
     This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Amendment Effective Date”):
     A. Execution. The Administrative Agent shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Loan Parties and (ii) consent and authorization from each Lender to execute this Amendment on their behalf or an executed counterpart hereto.
     B. Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder or any other Loan Document.
     C. Necessary Consents. Each Loan Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.
     D. Other Documents. The Administrative Agent and the Lenders shall have received a fully-executed copy of (i) written notice provided pursuant to Section 8.01(b) of the Acquisition Agreement which is effective to extend the “Outside Date” (as defined in the Acquisition Agreement) to June 30, 2011 and (ii) any such other documents, information or agreements as the Administrative Agent may reasonably request prior to the Amendment Effective Date.
SECTION III. REPRESENTATIONS AND WARRANTIES.
     In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects:
     A. Corporate Power and Authority. Each Loan Party, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Loan Documents.
     B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Loan Documents have been duly authorized by all necessary action on the part of each Loan Party.
     C. No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement and the other Loan Documents to which they are parties do not and will not (a) violate (i) any provision of any law or any governmental rule or regulation applicable to any Group Member, (ii) any of the Organizational Documents of any Group Member or (iii) any order, judgment or decree of any court or other agency of government binding on any Group Member, except to the extent any violation of (i) or (iii) above could not reasonably be expected to have a Material Adverse Effect; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Material Contract of any Group Member, except to the extent such conflict, violation, breach or default could not reasonably be expected to have a Material Adverse Effect; (c) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of any Group Member (other than any Liens created under any of the Loan Documents in favor of the Collateral Agent on behalf of the Secured Parties); or (d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of any Group Member, except for such approvals or consents which will be obtained on or before the Amendment Effective Date and disclosed in writing to the Lenders and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.
     D. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Loan Parties party thereto and each constitutes a legal, valid and binding obligation of such Loan Party to the extent a party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
SECTION IV. MISCELLANEOUS
     A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
     (i) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
     (iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.
     B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
     C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND

SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.
     D. Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission will be effective as delivery of a manually executed counterpart thereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER REPRESENTATIVE:	GRIFOLS, INC.
	By:	/s/ David Bell
		Name:	David Bell
		Title:	V.P. Corporate Operations

DEUTSCHE BANK AG NEW YORK BRANCH, As Administrative Agent
By:	/s/ Carin Keegan
	Name:	Carin Keegan
	Title:	Director

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Director

[________], As Lender
By:
Name:
Title:

[This Amendment was executed by authorized signatories of 32 lenders.]